UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On December 16, 2005, Skechers U.S.A., Inc. (the "Company") sent a notice to participants in the Company’s 401(k) Profit Sharing Plan (the "401(k) Plan") informing them that the 401(k) Plan would be changing its recordkeeper. The notice stated that while this conversion is being made, participants in the 401(k) Plan would not be able access their accounts to direct or diversify their investments, obtain a loan from the 401(k) Plan or obtain a distribution from the 401(k) Plan. The notice also stated that participants would not be able to effectuate investment changes in the 401(k) Plan starting at 4:00PM (Eastern Time) on January 17, 2006 and ending prior to the opening of the New York Stock Exchange on March 1, 2006. This period is referred to as the "Blackout Period."

A participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Philip Paccione, General Counsel, at Skechers U.S.A., Inc., 228 Manhattan Beach Blvd., Manhattan Beach, California 90266, at (310) 318-3100, before and during the Blackout Period, and the Office of the General Counsel, Skechers U.S.A., Inc., 228 Manhattan Beach Blvd., Manhattan Beach, California 90266, for a period of two years thereafter.

On December 20, 2005, the Company sent a blackout trading restriction notice (the "BTR Notice") to its executive officers and directors informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company's Class A common stock held in the 401(k) Plan, they would be prohibited during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, from purchasing and selling shares of the Company's Class A common stock or Class B common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company provided the BTR Notice to its executive officers and directors within five (5) business days of December 16, 2005, which is the date that notices were mailed to participants in the 401(k) Plan and the Company was notified of the Blackout Period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
----------- -----------
99.1 Notice to Executive Officers and Directors of Skechers U.S.A., Inc. regarding the 401(k) Plan Blackout Period and Trading Restrictions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

December 20, 2005	By:	David Weinberg

Name: David Weinberg
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Notice to Executive Officers and Directors of Skechers U.S.A., Inc. regarding the 401(k) Plan Blackout Period and Trading Restrictions.